Macquarie Infrastructure Company November 15, 2005

Disclaimer This presentation by Macquarie Infrastructure Company Trust is proprietary and all rights are reserved. Any reproduction, in whole or in part, without the prior written consent of Macquarie Infrastructure Company is prohibited. This presentation is based on information generally available to the public and does not contain any material, nonpublic information. The presentation has been prepared solely for information purposes, it is not a solicitation of any offer to buy or sell any security or instrument. This presentation contains forward-looking statements. Forward-looking statements in this presentation are subject to a number of risks and uncertainties, some of which are beyond our control. Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. A description of known risks that could cause our actual results to differ appears under the caption "Risk Factors" in our Form 10-K. Additional risks of which we are not currently aware could also cause our actual results to differ. These forward-looking statements are made as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. "Macquarie Group " refers to the Macquarie Group of companies, which comprises Macquarie Bank Limited and its worldwide subsidiaries and affiliates. Investments in Macquarie Infrastructure Company Trust are not deposits with or other liabilities of Macquarie Bank Limited, or of any Macquarie Group company, and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither Macquarie Bank Limited nor any other member company of the Macquarie Group guarantees the performance of Macquarie Infrastructure Company Trust or the repayment of capital by Macquarie Infrastructure Company Trust.

Macquarie Infrastructure Company Getting into the Flow November 15, 2005

Agenda Building the Foundation Building the Foundation Challenges and Opportunities Challenges and Opportunities Performance Outlook Performance Outlook

Building the Foundation Peter Stokes, CEO

Building the Foundation Cross Section of Infrastructure Assets

Building the Foundation Three Categories of Infrastructure Assets Provide basic, everyday services Consistent, inelastic demand Long-life, high-value physical assets Significant barriers to entry Low risk of technological obsolescence Revenues correlated to inflation Generally low ongoing capex requirements Low correlation to other asset classes Active Management Stability of Cash Flow with Potential for Capital Growth User Pays Contracted Regulated

Building the Foundation Cross Section of Infrastructure Assets Layer of "Active Management" Focus on creating shareholder value

Building the Foundation

Building the Foundation Washington, DC Hartford (x3) Atlanta Memphis Columbus Dallas Philadelphia (x3) Chicago Buffalo San Francisco Oakland (x3) Phoenix (x2) New York (x2) Newark (x4) Oklahoma City Cleveland Denver Pittsburgh Houston St. Louis (x2)

Building the Foundation Cross Section of Infrastructure Assets Layer of "Active Management" Focus on creating shareholder value Operational Effectiveness Planning discipline Capex evaluation Effective Deployment of Resources Strength of Macquarie Bolt-on acquisitions Growth Through Acquisition U.S. focus New sectors Marketing MIC Value in infrastructure Total return story

Summary Solid Foundation Active Management Strategies Prudent Deployment of Resources Effective Outreach

Challenges and Opportunities Peter Stokes, CEO

Challenges and Opportunities CHALLENGES Rising Interest Rates Debt structures Contract provisions Increasing Competition Macquarie's global strength and experience Valuation expertise Rising Costs Cost of capital Attractive, economically viable transactions Economic Slowdown Diversification of assets Diversification of sources of cash OPPORTUNITIES Marketing Expense Reductions Scale driven SOX roll-off Capital Management Reduced debt costs Unlocked "trapped capital" Effective redeployment Acquisitions Significant opportunities Appropriate skillset

Summary Addressing Challenges Diversity Is Strength Talented and Motivated Professionals

Performance Outlook Peter Stokes, CEO y

Building the Foundation Three Categories of Infrastructure Assets User Pays Contracted Regulated Provide basic, everyday services Consistent, inelastic demand Long-life, high-value physical assets Significant barriers to entry Low risk of technological obsolescence Revenues correlated to inflation Generally low ongoing capex requirements Low correlation to other asset classes Active Management Stability of Cash Flow with Potential for Capital Growth

Performance Outlook Initiatives Expense management Incentive programs Capital management Fundamental Drivers Commoditization in air travel Fuel costs Revenue Forecast Revenue of $325 - $370 million EBITDA margins 25% - 30% Impact of TGC Transaction structure Acquisition facility Approval process TGC performance in '04

Performance Outlook Strong Stable Cash Flows Growing Distributions Lower Risk Premium Lower Cost of Capital Additional Accretive Acquisitions Virtuous Circle of Total Return MIC

Summary Building on Strong Foundation Performance of Businesses and Investments As Expected Strong, Growing Cash Flows Strategically, Financially Appropriate Acquisitions Substantial, Sustainable Distributions

STRICTLY CONFIDENTIAL Airport Services Filip Guz

Agenda Drivers of Cash Flow Key Initiatives and Performance Outlook for 2006

Drivers of Cash Flow Fuel and Fuel-related Revenue Fuel volume - growing 6-7% per year Dollar based margin - growing 3-4% per year Some price insensitivity Capital Management Refinancing $300 million facility reduced margins non-recourse debt Capital Expenditures Maintenance - $200,000 per FBO per year Growth - $13.3 million through 2006

Key Initiatives and Performance Outlook for 2006 Key Initiatives Consolidation under Atlantic brand Active pursuit of acquisitions Performance Outlook FAA forecasts Aircraft manufacturers Airport Services experience Gross Profit of $115 - $125 million in 2006 $55 - $65 million fuel, $60 million non-fuel EBITDA margin on gross profit percentage in low 40s

Summary Key Revenue Driver - Aircraft Fuelling Effective Capital and Capex Management Gross Profit of $115 - $125 Million in 2006

STRICTLY CONFIDENTIAL Airport Parking Hamish de Run

Agenda Drivers of Cash Flow Key Initiatives and Performance Outlook for 2006

Drivers of Cash Flow Revenue Drivers Volume = Cars Out Yield management = Revenue per Car Capital Management Refinancing Recent transactions Capital Expenditures Maintenance - minimal Growth - value added

Key Initiatives and Performance Outlook for 2006 Key Initiatives Marketing matters Scale benefits Technology Integration / removing capacity constraints Performance Outlook Enplanement volumes Revenue of $70 - $80 million in 2006 EBITDA margins of 27% - 32%

Summary Revenue Drivers - Enplanements Expanded, Improved Marketing Revenue Contribution of $70 - $80 Million in 2006

STRICTLY CONFIDENTIAL District Energy Hamish de Run

Agenda Drivers of Cash Flow Key Initiatives and Performance Outlook for 2006

Drivers of Cash Flow Revenue Connections 94 buildings in Chicago, hotel and casino in Las Vegas Capacity - availability Consumption - use Capital Management Debt is fixed rate Refinancing Capital Expenditures Maintenance - $1 million per year Growth - $7 million in 2007-2008

Key Initiatives and Performance Outlook for 2006 Key Initiatives Marketing relationship Performance management Contract conversions Impact of Weather Performance Outlook Assume "normal" summer Revenue of $38 - $42 million EBITDA margin of 37% - 40%

Summary Revenue Growth Driver - Effective Marketing Stable Cash Flows - Contract Provisions Revenue Contribution of $38 - $42 Million in 2006

STRICTLY CONFIDENTIAL Investments David Mitchell, CFO

Agenda Macquarie Communications Infrastructure Group South East Water Yorkshire Link

Macquarie Communications Infrastructure Group 4.3% Stake in Publicly Traded, ASX Listed Company Owner/operator of Communications Tower Networks High-value Assets Stable, Predictable Cash Flows Expect $4.4 Million of Distributions in 2006 Distributions Received February and August

South East Water 17.5% Stake in Privately Held Water Utility Natural Monopoly Attractive Cash Yields Inelastic Demand Expect $5.9 Million of Distributions in 2006 Distributions Received in 2nd and 4th Quarters

Yorkshire Link 50% Interest in Owner of Yorkshire Link Toll Road Shadow Toll Road Bond-like Cash Flows Expect $9.1 Million of Distributions in 2006 Distributions Received in March and September

Questions

Analyst Model David Mitchell, CFO

Analyst Model MIC Legal Entity Structure U.S. Based Businesses [Airport Services, Airport Parking, District Energy] Macquarie Infrastructure Company, Inc. [Delaware Corp.] LLCs Owning Offshore Investments [Toll Road, Communications Company, Water Utility ] Macquarie Infrastructure Company, LLC [Delaware LLC] Macquarie Infrastructure Company Trust [Grantor Trust]

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

CONTAINS ILLUSTRATIVE DATA ONLY

Questions

Closing Remarks Peter Stokes, CEO

Macquarie Infrastructure Company November 15, 2005